UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 27, 2022

Rite Aid Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-5742	23-1614034
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

30 Hunter Lane, Camp Hill, Pennsylvania 17011

(Address of principal executive offices, including zip code)

(717) 761-2633

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	RAD	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Rite Aid Corporation (“Rite Aid”) held on July 27, 2022, the stockholders of Rite Aid approved an amendment to the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan (the “2020 Plan”) to increase by 3,250,000 shares the number of shares of Rite Aid’s common stock reserved for issuance under the 2020 Plan.

A summary of the material terms of the 2020 Plan was included in Rite Aid’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on June 10, 2022 (the “Definitive Proxy Statement”) in connection with the Annual Meeting, under the section entitled “Proposal No. 4—Approval of an Amendment to the Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan” beginning on page 70 of the Definitive Proxy Statement. The summary of the 2020 Plan in the Definitive Proxy Statement is qualified in its entirety by reference to the full text of the 2020 Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The following is a summary of the matters voted on at the Annual Meeting.

(a)	The stockholders elected Rite Aid’s nominees to the Board of Directors. The nominees to Rite Aid’s Board of Directors and the number of shares cast for, the number withheld and broker non-votes, with respect to each of these persons, were as follows:

Board Nominees

Name	For	Withheld	Broker Non-Votes
Bruce G. Bodaken	16,362,574	3,836,182	15,832,713
Elizabeth “Busy” Burr	17,024,407	3,174,349	15,832,713
Heyward Donigan	17,039,309	3,159,447	15,832,713
Bari Harlam	16,837,242	3,361,514	15,832,713
Robert E. Knowling, Jr.	16,813,790	3,384,966	15,832,713
Louis P. Miramontes	16,767,389	3,431,367	15,832,713
Arun Nayar	16,741,469	3,457,287	15,832,713
Kate B. Quinn	17,119,349	3,079,407	15,832,713

Stockholder Nominee

Name	For	Withheld	Broker Non-Votes
Scott Klarquist	0	0	0

(b)	The stockholders ratified the appointment of Deloitte & Touche LLP as Rite Aid’s independent registered public accounting firm. The number of shares cast in favor of the ratification of Deloitte & Touche LLP, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
32,402,039	2,669,653	959,777	0

(c)	The stockholders approved, on an advisory basis, the compensation of Rite Aid’s Named Executive Officers as set forth in the Definitive Proxy Statement. The number of shares cast in favor of the compensation of Rite Aid’s Named Executive Officers, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
15,589,659	3,681,128	927,969	15,832,713

(d)	The stockholders approved an amendment to increase by 3,250,000 shares the number of shares of Rite Aid’s common stock reserved for issuance under the 2020 Plan as set forth in the Definitive Proxy Statement. The number of shares cast in favor of the adoption of the amendment to the 2020 Plan, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
15,380,258	3,914,941	903,557	15,832,713

(e)	The stockholders did not approve the amendments to the Rite Aid Corporation Amended and Restated Certificate of Incorporation to eliminate the supermajority voting provisions contained therein as set forth in the Definitive Proxy Statement. The number of shares cast in favor of the adoption of the amendment to the Plan, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
16,288,704	3,051,620	858,432	15,832,713

(f)	The stockholders approved a stockholder proposal to eliminate supermajority voting provisions in the Certificate of Incorporation as set forth in the Definitive Proxy Statement. The number of shares cast in favor of the stockholder proposal, the number against, the number abstaining and broker non-votes were as follows:

For	Against	Abstain	Broker Non-Votes
12,625,042	6,664,270	909,444	15,832,713

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Rite Aid Corporation Amended and Restated 2020 Omnibus Equity Incentive Plan (incorporated by reference to Appendix B of Rite Aid’s Definitive Proxy Statement on Schedule 14A, filed on June 10, 2022).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RITE AID CORPORATION

Dated: July 28, 2022	By:	/s/ Matthew C. Schroeder
		Name:	Matthew C. Schroeder
		Title:	Executive Vice President and Chief Financial Officer